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                                                                   EXHIBIT 10.33

                           SOFTWARE DEPOSIT AGREEMENT

                                    Number
                                    -----------------

                                    -----------------

     THIS AGREEMENT ("the Agreement") is effective this 9th day of October, 1995, by and between Phoenix International Limited, Inc. ("Licensor") and Allen, Dyer, Doppelt, Franjola & Milbrath, P.A. ("ADDFM").

     WHEREAS, the Licensor has or will enter into a contract(s) with persons or corporation(s) ("Licensee(s)") for the use of the computer programs and other materials; and

     WHEREAS, availability of or access to proprietary data related to the computer software and other materials is critical to certain Licensees in the conduct of their business; and

     WHEREAS, the Licensor has deposited or will deposit with ADDFM the related proprietary data to provide for retention and controlled access for certain Licensees under certain conditions;

                                   ARTICLE 1

     Definition of Deposit. The Deposit of proprietary data consists of any and all material supplied by the Licensor to ADDFM pursuant to this Agreement (including amendments hereto), as specified in the attached "Description of Deposit Materials" (Exhibit A). The Deposit will include any supplemental materials which may be added to the Deposit from time to time by Licensor pursuant to this Agreement. Such supplements to the Deposit will be added by an Amendment to Exhibit A.

     Definition of Registered Licensee. The Licensor agrees to submit and execute a "List of Registered Licensees" (Exhibit B)

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each calendar quarter to cover the Licensees who are currently paying a support fee and are thereby covered under this Agreement. Each Licensee on such list shall be referred to as a Registered Licensee for that calendar quarter, and each such list shall become part of Exhibit B.

                                   ARTICLE 2

     Replacement of Deposit. The Licensor may from time to time replace the Deposit with replacement materials. The Licensor shall submit such replacement materials (e.g., modifications, new versions, or new editions) to ADDFM by an Amendment to Exhibit A describing such new materials. Such replacement Deposit shall be treated by ADDFM as required in the case of the initial deposit. ADDFM will, at the Licensor's option, either destroy, retain, or return to Licensor the replaced Deposit.

                                   ARTICLE 3

     Obligations of ADDFM.  ADDFM agrees to accept the Deposit referred to in
Article 1 in accordance with this Agreement. ADDFM agrees to establish a receptacle in which it will place the Deposit, and will put the receptacle under the control of one or more individuals, selected by ADDFM from time to time, whose identity shall be available to the Licensor at all times. ADDFM will exercise that high level of care in carrying out the terms of this Agreement as ADDFM would use to protect items of this nature which ADDFM might own.

     ADDFM shall bear no obligation or responsibility whatsoever to determine the existence, completeness, or accuracy of that Deposit.

                                       2
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ADDFM shall have no obligation or responsibility to determine whether what is deposited is or is not proprietary data as defined or contemplated herein.

                                   ARTICLE 4

     Term of Agreement. This Agreement shall have an initial term of one year. This Agreement may be renewed for additional one year periods upon receipt by ADDFM of the specified renewal fee. In the event that the renewal fee is not received on or before the expiration date, ADDFM shall notify the Licensor. If the fee is not received within the subsequent thirty (30) days, the Agreement shall expire without further notice and without liability to any other party.

                                   ARTICLE 5

     Expiration. Upon expiration or non-renewal of this Agreement, all duties and obligation of ADDFM to the Licensor hereunder shall terminate. In the event that a Registered Licensee pays the renewal fee pursuant to Article 4 and the licensor is of the opinion that any necessary condition for renewal is not met, the Licensor may so notify ADDFM and the Registered Licensee in writing within thirty (30) days of receipt of payment by ADDFM. The resulting dispute shall be resolved pursuant to the dispute resolution provisions contained in Exhibit B.

                                   ARTICLE 6

     Delivery of Deposit. In the event that ADDFM is notified by a Registered Licensee of the occurrence of a release condition as defined in Exhibit B for that Registered Licensee, ADDFM shall so

                                       3
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notify the Licensor and shall provide a copy of the notice from the Registered
Licensee. If the Licensor provides contrary instructions, as defined in this Article, within ten (10) days of the mailing or other service of the notice to Licensor, ADDFM will not deliver a duplicate copy of the Deposit to the Registered Licensee demanding delivery. If no contrary instructions are received within the ten-day period, ADDFM will deliver a duplicate copy of the Deposit to the Registered Licensee demanding delivery.

     Contrary instructions, for the purposes of this Article means the filing of a notice with ADDFM by the Licensor, with a copy to the Registered Licensee demanding delivery, that a Release Condition has not occurred, or has been cured. Upon receipt of such contrary instructions, ADDFM shall not deliver the Deposit but shall continue to store the Deposit until otherwise directed by the Registered Licensee and Licensor jointly, or until resolution of the dispute resolution process defined in Exhibit B or by a court of competent jurisdiction.

                                   ARTICLE 7

     Release Conditions. Release conditions shall have the meaning ascribed thereto in Exhibit C.

                                   ARTICLE 8

     Nondisclosure. Except as provided in this Agreement, ADDFM agrees that it will not divulge, disclose nor otherwise make available to third parties, nor make any use whatsoever of the Deposit or any other information provided to it by the Licensor or the Registered Licensee in connection with this Agreement, without

                                       4
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the express prior written consent of the Licensor or Registered Licensee, as the case may be.

                                   ARTICLE 9

     Indemnification. Licensor agrees to defend and indemnify ADDFM and hold ADDFM harmless from and against any and all claims, actions and suits, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and other expenses of any nature (including, without limitation, settlement costs) incurred by ADDFM on account of any act or omission of ADDFM in respect of or with regard to this Agreement, except as specified in Articles 3 and 8.

                                   ARTICLE 10

     Audit Rights. ADDFM agrees to keep complete written records of the activities undertaken and materials prepared pursuant to this Agreement. The Licensor shall be entitled at reasonable times during normal business hours and upon reasonable notice to ADDFM during the term of this Agreement to inspect the records of ADDFM with respect to this Agreement.

     The Licensor shall be entitled, upon reasonable notice to ADDFM and during normal business hours, to inspect the facilities of ADDFM with respect to the physical and technical status and condition of the Deposit.

                                   ARTICLE 11

     Designated Representative. The Licensor agrees to designate an authorized individual to receive notices and otherwise act on

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behalf of the Licensor with respect to the performance of its obligations under this Agreement.

                                   ARTICLE 12

     General. ADDFM may act in reliance upon any instruction, instrument, or signature believed to be genuine and may assume that any person purporting to give any writing, notice, request, advice, or instruction in connection with or relating to this Agreement has been duly authorized to do so.

     This Agreement shall be governed by, and construed in accordance with the laws of the State of Florida.

     This Agreement, including the Exhibits, and any Amendments and Supplements hereto, constitutes the entire agreement between the parties concerning the subject matter hereof, and shall supersede all previous communications, representations, understandings, and agreements, either oral or written, between the parties.

                                   ARTICLE 13

     Delivery of Notice. All notices required by this Agreement shall be sufficiently given by mailing the same by certified or registered mail, return receipt requested, to the parties at their respective addresses, as set forth below.

     Notices to Phoenix International Limited, Inc. should be sent to:

          Phoenix International Limited, Inc.
          Attn:  Mr. Ralph Reichard
          Spectrum Building
          900 Winderly Place, #140
          Maitland, Florida 32751
          (407) 667-0033
          Fax (407) 667-0133

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     Notices to ADDFM should be sent to:

          Allen, Dyer, Doppelt,
            Franjola & Milbrath, P.A.
          Post Office Box 3791
          Orlando, Florida 32802
          (407) 841-2330
          Fax (407) 841-2343

                                   ARTICLE 14

     Fees. As compensation for the services to be performed by ADDFM hereunder, ADDFM shall be paid the following fees:


          $500.00 per year

     All fees shall be due in full upon the receipt of invoice or at the time of the request for service as the case may be.


PHOENIX INTERNATIONAL LIMITED,             ALLEN, DYER, DOPPELT, FRANJOLA
INC.                                       & MILBRATH, P.A.

By: /s/ Ralph Reichard                      By: /s/ [signature illegible]
   ----------------------------                -----------------------------

Title: President                           Title: Director
      -------------------------                  ---------------------------


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                        DESCRIPTION OF DEPOSIT MATERIALS

Account Number
               ---------------------------

PLAN FOR:

     Software owner/licensor  PHOENIX INTERNATIONAL LIMITED.,
                            --------------------------------------
     INC.
     -------------------------------------------------------------

     Authorized representative Ralph Reichard   Title  President
                               ----------------        ---------

     Phone (404) 667-0033 Address 900 Winderly Pl.-Suite 140-Maitland, FL 32751
           --------------         ---------------------------------------------

     Technical contact Jerry Nissen             Phone 407 667-0033
                      ------------------------        ------------

      Software asset value.  Replacement value $5,000,000
      (estimated)                              ----------

      Current market value $
                            -----------------------------------------------

      DEPOSIT MATERIALS:

      Product name Phoenix Banking System               Version
                   ------------------------------------          -----

      Date  Oct. 1, 1995   CPU/OS DOS & UNIX No.  Compiler SQL Windows/Sybase
           ----------------       ----------------        -------------------

      Application
                 -------------------------------------------------------

      Utilities needed
                      --------------------------------------------------

      Special operating instructions  Recorded using Novaback V.4.58
                                     -----------------------------------
      Backup/Restore Program                           Media  DAT Tape
      ------------------------------------------------       -----------

                                Media Format            Quantity

                               DDS-2 120mm                 1

      Related documents

      Description (title/document no.)    Media       Quantity
      Date


      Other:

      Media value (for insurance)  $ 40.00    /By: R.R.
                                    ----------    ----------



                            EXHIBIT A - Page 2 of 4

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THE ADDITIONAL TERMS AND CONDITIONS ON THE FOLLOWING PAGES OF EXHIBIT A ARE
INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

Accepted by:                               Accepted by:

        Software owner/licensor:

        PHOENIX INTERNATIONAL                   for ALLEN, DYER, FRANJOLA
        LIMITED, INC.                                & MILBRATH, P.A.

        By:  /s/ Ralph Reichard                 By:  /s/ Ava K. Doppelt
           ------------------------                 -------------------------
             Authorized Signature                     Authorized Signature

        Name Ralph Reichard                     Name  AVA K. DOPPELT
            -----------------------                  ------------------------

        Title  President                        Title   Director
             ----------------------                  ------------------------


        Date  Oct. 9, 1995                           Date    9/12/95
            -----------------------                      --------------------

                             TRANSMITTAL AGREEMENT

        This agreement is between Allen, Dyer, Doppelt, Franjola & Milbrath, P.A. and Phoenix International Limited, Inc. Licensor. THIS IS NOT AN ESCROW AGREEMENT. This is an agreement as to how certain deposit materials will be sent to ADDFM.

        ADDFM's obligations are to:

        1. Take custody of the deposit materials, including magnetic tapes, disk packs, tabulating cards, paper documents, aperture cards, microfilm and any other form of machine or manual recorded or machine manual readable data.

        2.  To place the deposit materials in secure storage.

        3. To not disclose, divulge or otherwise make available to any third party the deposited materials except pursuant to an agreement between the Licensor and ADDFM, or under the compulsion of a valid court order.

                            EXHIBIT A - Page 3 of 4


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        4.  To determine if the objects delivered as the deposit conform to the description of the deposited materials as set forth above.

The Licensor's obligations are:

        1. To properly pack and deliver the deposit materials to ADDFM. If in the opinion of ADDFM the materials are not in proper condition to be stored, the Licensor will repack the deposit materials to ADDFM's standards.

        2. To pay ADDFM for the services provided under this agreement as specified in the agreement between ADDFM and the Licensor. In addition, the Licensor shall pay any federal, state or local sales, use, or gross receipts taxes arising from the transactions and services contemplated by this agreement. These charges will be due and payable by the Licensor ten (10) days after the date of billing. All other charges will be billed to the Licensor on the last day of each month for services rendered for that month. These charges will also be due and payable by the Customer ten (10) days after the date of billing by ADDFM.

Warranties by the Licensor:

        The Licensor represents and warrants that it is lawfully possessed of all deposit materials stored under this agreement and has the authority to store it in accordance with the terms thereof. The Licensor agrees to indemnify and hold harmless ADDFM if it is made a party to any litigation with respect to the deposit materials and any related information which is the subject of this agreement.

                            EXHIBIT A - Page 4 of 4

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        Limitations on ADDFM's liability:

        ADDFM is not operating a public warehouse. It shall be liable only for its failure to use ordinary care, and then only in the amount of the replacement value of the tangible items of property injured, destroyed or lost as a result of such failure. ADDFM shall under no circumstances be liable for the loss or destruction of any information or data contained on any media, or for the cost of recreating any such information or data, or for any loss of profits or other indirect or consequential damages suffered by Customer for any reason. The Licensor understands and agrees that it shall assume sole responsibility for any and all risks or loss or injury not expressly assumed by ADDFM under this paragraph, and, if appropriate, that is shall procure additional insurance coverage, and/or take any other steps necessary to cover these risks.



                            EXHIBIT A - Page 5 of 4


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XXX = Confidential Treatment Requested

                                   EXHIBIT B
                          LIST OR REGISTERED LICENSEES

                   PHOENIX INTERNATIONAL LTD., INC. - CLIENTS

 XXXXXXXXXXXXXXXXXXXXXXXX                   XXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXX                      XXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXX                      XXXXXXXXXXXXXXXXXXXXXX
                                            XXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXXXXX                      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXX                                 XXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXX               XXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXX                               XXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXX                               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXX                             XXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXX                        XXXXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXX                         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXX                      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXX                      XXXXXXXXXXXXX
                                            XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXXXXXXXXX                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXX                          XXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXX                       XXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXXXXXXXXXXXX               XXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXX                     XXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXX                          XXXXXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXXX                        XXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXX                   XXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXX                     XXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXX                         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXX                          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXX                       XXXXXXXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXXXXX                      XXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX        XXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXX                        XXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXX

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXX              XXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXX                       XXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXX                 XXXXXXXXXXXXXXXXXXXXXX





                           EXHIBIT B - Page 1 of 2                March 11, 1996
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                                   EXHIBIT B
                          LIST OF REGISTERED LICENSEES


                                               ALLEN, DYER, DOPPELT, FRANJOLA &
PHOENIX INTERNATIONAL LTD, INC.                MILBRATH, P.A.


Initial:  /s/ RR                               Initial:
         ------------------------------                 ------------------------

Date: March 11, 1996                           Date:
                                                     ---------------------------

Calendar Quarter:         [X]     January - March 1996
                          [ ]     April - June 1996
                          [ ]     July - September 1996
                          [ ]     October - December 1996





                           EXHIBIT B - Page 2 of 2                March 11, 1996
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                                   EXHIBIT C
                        DEFINITION OF RELEASE CONDITIONS

Release Conditions.  The term "release conditions" is defined and used to mean:
         1. Failure of the Licensor or a successor to carry out maintenance or support obligations imposed on it pursuant to the License Agreement; or
         2. Failure of the Licensor or successor to continue to do business in the ordinary course.



PHOENIX INTERNATIONAL LIMITED, INC.             ALLEN, DYER, DOPPELT, FRANJOLA
                                                & MILBRATH, P.A.

Initial /s/ RR                                  Initial /s/ AKD
        ------------------------------                  ------------------------




                            EXHIBIT C - Page 1 of 1